5. Income Taxes (Details-Deferred Taxes) (USD $)	Dec. 31, 2013	Dec. 31, 2012
Deferred Tax Assets:
Net operating loss carry-forwards	$ 6,698,000	$ 4,446,000
Stock based compensation	2,605,000	1,939,000
Beneficial Conversion Feature	46,000	46,000
Allowance for doubtful accounts	8,000	8,000
Deferred Tax Assets	9,357,000	6,439,000
Less Valuation Allowance	9,357,000	6,439,000
Net Deferred Tax Asset	$ 0	$ 0